UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 19, 2006

SCIENTIGO, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-22969

Delaware	59-3562953
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6701 Carmel Road
Suite 205
Charlotte, NC 28226
(Address and zip code of principal executive offices)

(704) 837-0500
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 19, 2006, the Board of Directors of Scientigo unanimously voted not to renew the employment agreement of Mr. Doyal Bryant, Chief Executive Officer of Scientigo, which was scheduled to expire on October 22, 2006.   The Board also unanimously agreed that Mr. Bryant would step down as Chief Executive Officer of the Company following the expiration of his employment agreement, effective at 9:00 a.m. on October 23, 2006.

The Board did not appoint a new Chief Executive Officer. Previously, Mr. Bryant stepped down as President of Scientigo and the Board appointed Cynthia White as President in addition to her duties as Chief Operating Officer.  Mr. Bryant remains a director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIENTIGO, INC.

By:	/s/ CYNTHIA WHITE
Name:	Cynthia White
Title:	President and Chief Operating Officer
Date:	October 24, 2006